UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 20, 2006

                          FIRST MONTAUK FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER:  0-6729

              NEW JERSEY                                 22-1737915
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code


               (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02     Unregistered Sales of Equity Securities





     On June 20 and 23, 2006, First Montauk Financial Corp. ("Registrant") issued an aggregate of 2,390,000 shares of common stock, no par value to two holders of Registrant's convertible debentures. Such holders converted an aggregate principal amount of $1,195,000 of such debentures. The conversion price was $0.50 per share. Such shares were issued in reliance upon the exemption provided by Section 3(a)(9) of the Securities Act. The shares were issued without any form of general solicitation or general advertising. Such holders previously represented that each was an accredited investor.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST MONTAUK FINANCIAL CORP.


                                        By:  /s/ Victor K. Kurylak
                                           --------------------------------
                                           Name:  Victor K. Kurylak
                                           Title: Chief Executive Officer
                                           Date:  June 28, 2006